Exhibit 10.5

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY ***) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

SECOND AMENDMENT TO RIGHT OF FIRST REFUSAL AGREEMENT

This SECOND AMENDMENT TO RIGHT OF FIRST REFUSAL AGREEMENT (this
“Amendment”) is made as of July 23, 2021 (the “Amendment Effective Date”) by and between Equilibrium Sustainable Foods, LLC, an Oregon limited liability company (“CEFF”), and AppHarvest, Inc., a Delaware corporation (“AppHarvest”). CEFF and AppHarvest are sometimes individually referred to as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the ROFR Agreement (as defined below).

RECITALS

WHEREAS, CEFF (as assignee of CEFF US Holdings, LLC, a Delaware limited liability company) and AppHarvest entered into that certain Right of First Refusal Agreement, dated as of May 13, 2019, as amended by that certain Assignment of and First Amendment to Right of First Refusal Agreement, dated as of March 1, 2021 (as amended the “ROFR Agreement”);

WHEREAS, CEFF II AppHarvest Holdings, LLC, a Delaware limited liability company (“Richmond Lender”), an affiliate of CEFF, and AppHarvest Richmond Farm, LLC, a Delaware limited liability company (“Richmond Borrower”), an affiliate of AppHarvest, entered into that certain Credit Agreement, dated as of July 23, 2021 (the “Richmond Credit Agreement”); and

WHEREAS, pursuant to the terms and conditions of the Richmond Credit Agreement, the Parties desire to amend the ROFR Agreement to extend the ROFR Term.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the sufficiency of which is acknowledged by both Parties, the Parties do hereby agree as follows:

ARTICLE I AMENDMENT

1.1 Amendments. The Parties hereby agree to amend the ROFR Agreement by deleting the text [***] and replacing it with [***] in Section 2.1 thereof.

ARTICLE II MISCELLANEOUS

2.1Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, excluding any laws thereof which would direct application of law of another jurisdiction.

2.2No Modification. Except as otherwise modified by this Amendment, all terms and conditions of the ROFR Agreement shall remain in full force and effect, and the Parties do hereby ratify and confirm the ROFR Agreement as modified hereby. As of the Amendment Effective Date, the terms and conditions of this Amendment shall be deemed a part of the ROFR Agreement for all purposes and all references to the ROFR Agreement shall hereafter refer to the ROFR Agreement as modified by this Amendment.

2.3Authority. Each Party has duly authorized the execution and delivery of this Amendment and represents that the individual executing this Amendment on behalf of the Party has the legal authority to bind the respective Party.

2.4Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

2.5Counterparts. This Amendment may be executed in any number of counterparts, and by the different Parties in separate counterparts (which may be delivered by electronic mail which attaches a portable document format (.pdf) document), each of which when executed shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the Parties as of and on the Amendment Effective Date.

CEFF:

EQUILIBRIUM    SUSTAINABLE    FOODS, LLC

By:	/s/ Nick Houshower
Name:	Nicholas Houshower
Title:	Principal

APPHARVEST: APPHARVEST, INC.

By:	/s/ Loren Joseph Eggleton
Name:	Loren Joseph Eggleton
Title:	Chief Financial Officer